Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure [Text Block]	The Company maintains an Incentive Compensation Recoupment Policy (the “Recoupment Policy”) pursuant to which executive officers may be required to forfeit or reimburse the Company for certain incentive-based compensation received in the event the Company is required to prepare an accounting restatement due to a material noncompliance with the financial reporting requirements under the securities laws.
Award Timing Method [Text Block]	Generally, the Committee makes incentive pay decisions for our NEOs at regularly scheduled Committee and Board meetings the dates of which are typically predetermined one year in advance. Annual equity incentive awards are scheduled such that they are granted on January 1st of each year.